UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007 (June 6, 2007)

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2007, International Textile Group, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Agreement”) and related documents (collectively, the “Transaction Documents”) with certain entities affiliated with Canyon Capital Advisors LLC and Clearlake Capital Partners LLC (collectively, the “Purchasers”). Pursuant to the Transaction Documents, the Company issued and sold to the Purchasers $80.0 million of its senior subordinated notes due June 6, 2011 (the “Notes”). The Notes mature on June 6, 2011 (the “Maturity”).

The Notes bear interest at a rate of 18.0% per annum, subject to periodic increases if the Company has not completed a Qualified Issuance (as defined in the Transaction Documents) of its debt and/or equity securities on or before December 6, 2008. Prior to the occurrence of a Qualified Issuance, interest on the Notes is payable in-kind (the “PIK Interest”) on a quarterly basis, either by adding such interest to the principal amount of the Notes, or through the issuance of additional interest-bearing Notes. Upon the completion of a Qualified Issuance, up to 50% of the then outstanding PIK Interest will be immediately payable in cash. In addition, at each interest payment date occurring after the completion of a Qualified Issuance, up to 50% (depending on the interest rate as then in effect) of the then-accrued but unpaid interest will be payable in cash, and the remaining portion will continue to be payable in-kind.

The Agreement contains affirmative and negative covenants by the Company customary for financing transactions of this type, including those relating to mandatory prepayment upon the occurrence of certain events. In addition, the Transaction Documents impose certain restrictions on the Company’s ability to engage in certain transactions, including those with affiliates or certain other extraordinary transactions.

The Company’s obligations under the Transaction Documents are secured by a pledge by the Company of all of the stock of BST US Holdings, Inc. (“BST US”), a wholly owned subsidiary of the Company. The Company’s payment obligations under the Notes are expressly subordinated to all of the Company’s (and its subsidiaries’) payment obligations under the Credit Agreement and the Term Loan Agreement (each as defined below).

In connection with the completion of the sale of the Notes and the consummation of the transactions contemplated by the Transaction Documents, the Company and, to the extent applicable, certain of its subsidiaries, entered into various amendments and waivers to certain of its and their existing credit agreements and loan agreements to, among other things, permit the completion of such transactions and clarify the timing and other requirements of certain obligations thereunder. Specifically, the following additional agreements were entered into:

•

Amendments Nos. 6, 7 and 8 to Credit Agreement (the “Credit Agreement”) dated as of December 29, 2006, as amended, by and among the Company, the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and as a lender, and the other lenders party thereto;

•

Amendment No. 1 to Term Loan Agreement (the “Term Loan Agreement”) dated as of December 29, 2006 by and among Burlington Morelos S.A. de C.V., General Electric Capital Corporation and the other lenders party thereto, dated as of June 6, 2007;

•	Waiver Letter, dated June 4, 2007, relating to the BST Agreement; and

•

Amendment Agreement relating to a €155,000,000 Term and Revolving Facilities Agreement (the “BST Agreement”) dated as of December 8, 2006, as amended, for BST Safety Textiles Acquisition GmbH arranged by Goldman Sachs Credit Partners L.P. and UBS Securities LLC as Mandated Lead Arrangers, dated as of June 6, 2007.

Separately, on June 11, 2007, BST US and the Priority Agent under the BST Agreement, on behalf of the lenders thereunder, entered into a letter agreement, pursuant to which (i) BST US was granted an extension until July 30, 2007 to deliver its audited consolidated financial statements for the year ended December 31, 2006, (ii) the BST Agreement was amended to provide that Consolidated Total Net Finance Charges would be calculated on an actual last twelve month, rather than on an annualized, basis for the periods ended or ending on March 31, 2007, June 30, 2007 and September 30, 2007, and (iii) any breach of the covenant relating to the calculation of Consolidated Total Net Finance Charges for the period ended March 31, 2007 was waived.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in the first four paragraphs of Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by this reference.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by this reference.

Based upon the provisions of the Agreement, including the representations and warranties of the Purchasers contained therein, the Company believes that the issuance and sale of the Notes was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The foregoing descriptions contained herein are qualified in their entirety by reference to the full text of the following exhibits which are filed herewith and are incorporated herein by this reference:

Exhibit 10.1	Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007, among International Textile Group, Inc. and each of the purchasers signatory thereto

Exhibit 10.2	Form of Senior Subordinated Note

Exhibit 10.3	Amendment No. 6 to Credit Agreement, dated as of April 30, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.4	Amendment No. 7 to Credit Agreement, dated as of June 6, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.5	Amendment No. 8 to Credit Agreement, dated as of May 31, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.6	Amendment No. 1 to Term Loan Agreement, dated as of June 6, 2007, by and among Burlington Morelos S.A. de C.V., General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.7	Waiver Letter, dated June 4, 2007, relating to €155,000,000 Term and Revolving Facilities Agreement, as amended

Exhibit 10.8	Amendment Agreement relating to a €155,000,000 Term and Revolving Facilities Agreement dated as of June 4, 2007 for BST Safety Textiles Acquisition GmbH arranged by Goldman Sachs Credit Partners L.P. and UBS Securities LLC as Mandated Lead Arrangers with Goldman Sachs Credit Partners acting as Priority Agent

Exhibit 10.9	Waiver Letter, dated June 11, 2007, relating to €155,000,000 Term and Revolving Facilities Agreement, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Gary L. Smith
Name: Title:	Gary L. Smith Executive Vice President and Chief Financial Officer

Date: June 12, 2007

EXHIBIT INDEX

Exhibit 10.1	Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007, among International Textile Group, Inc. and each of the purchasers signatory thereto

Exhibit 10.2	Form of Senior Subordinated Note

Exhibit 10.3	Amendment No. 6 to Credit Agreement, dated as of April 30, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.4	Amendment No. 7 to Credit Agreement, dated as of June 6, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.5	Amendment No. 8 to Credit Agreement, dated as of May 31, 2007, by and among International Textile Group, Inc., the other borrowers and credit parties signatory thereto, General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.6	Amendment No. 1 to Term Loan Agreement, dated as of June 6, 2007, by and among Burlington Morelos S.A. de C.V., General Electric Capital Corporation, as agent and a lender, and the other lenders signatory thereto

Exhibit 10.7	Waiver Letter, dated June 4, 2007, relating to €155,000,000 Term and Revolving Facilities Agreement, as amended

Exhibit 10.8	Amendment Agreement relating to a €155,000,000 Term and Revolving Facilities Agreement dated as of June 4, 2007 for BST Safety Textiles Acquisition GmbH arranged by Goldman Sachs Credit Partners L.P. and UBS Securities LLC as Mandated Lead Arrangers with Goldman Sachs Credit Partners acting as Priority Agent

Exhibit 10.9	Waiver Letter, dated June 11, 2007, relating to €155,000,000 Term and Revolving Facilities Agreement, as amended